UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number: 811-24082

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Privacore VPC Asset Backed Credit Fund
(Exact name of registrant as specified in charter)

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c/o U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Sandhya Ganapathy, Esq.
Privacore VPC Asset Backed Credit Fund
c/o U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202
(Name and address of agent for service)

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Registrant’s telephone number, including area code: (414)-287-3331

Date of fiscal year end: March 31

Date of reporting period: March 31, 2026

Item 1. Reports to Stockholders.

(a)      The annual report (the “Report”) of Privacore VPC Asset Backed Credit Fund (the “Fund” or the “Registrant”) for the fiscal period ended March 31, 2026 is attached herewith.

Privacore VPC Asset Backed Credit Fund

Annual Report

For the Period Ended March 31, 2026

Privacore VPC Asset Backed Credit Fund
Table of Contents For the Year Ended March 31, 2026

Privacore VPC Asset Backed Credit Fund
Shareholder Letter March 31, 2026 (Unaudited)

Brendan Boyle

Chief Executive Officer, Privacore Capital

Dear Fellow Shareholders,

Privacore Capital (“Privacore”) is dedicated to providing innovative alternative investment solutions tailored to the private wealth market. Our commitment is to partner with distinguished managers and deliver institutional-quality investment opportunities. The launch of the Privacore VPC Asset Backed Credit Fund (“AltsABF” or the “Fund”) represents a significant milestone in that mission — bringing Victory Park Capital’s (“VPC”) nearly two-decade track record in private asset-backed finance to the wealth channel for the first time.

This is our first annual shareholder report for AltsABF. Privacore, as the Fund’s Adviser, and Victory Park Capital, as the Fund’s Sub-Adviser in charge of portfolio management, are pleased to present commentary from our portfolio management team on the performance, portfolio and the private credit market as well as present the audited financial statements and highlights for the fiscal year ending March 31, 2026.

AltsABF delivers a strategic approach

The Fund was launched on January 2, 2026, with the goal of providing investors access to a diversified portfolio of private market investments. Leveraging Privacore’s extensive experience and Victory Park Capital’s expertise in portfolio management, the Fund provides a single access point to a dynamic allocation across a broad range of asset-back credit opportunities. VPC has deployed over $11.6 billion across 245+ transactions spanning five continents. AltsABF brings that same institutional framework to the private wealth market.

AltsABF seeks to achieve a high level of current income and, to a lesser extent, capital appreciation, through a diversified portfolio of credit instruments backed by physical, financial, or intellectual assets. With a strong emphasis on disciplined risk management, the Fund applies rigorous sourcing and underwriting to build a diversified portfolio spanning consumer credit, small business financing, real estate, legal credit, and physical assets.

Thank you for choosing AltsABF

Less than a year after its launch, the portfolio assets stand at approximately $72.4 million. All of us at Privacore and Victory Park Capital are honored by the trust this milestone represents. We look forward to helping you achieve your investment goals in the years to come.

Sincerely,

Brendan Boyle
Chief Executive Officer, Privacore Capital

Privacore VPC Asset Backed Credit Fund
Fund Performance March 31, 2026 (Unaudited)

Portfolio Manager Discussion

Portfolio Update

Since launching in January 2026, the Fund has deployed over $62 million across 18 active investments with 15 distinct originator partners. The Fund has secured over $250 million in deployable seed capital from multiple strategic investors, including announced strategic partner CNO Financial Group and Corbin Capital Partners, L.P. As of March 31, 2026, the portfolio maintains 100% exposure to asset-backed finance, with the majority of positions in senior secured warehouse facilities directly sourced and underwritten by VPC. The portfolio is diversified across sectors, including consumer point-of-sale, consumer installment, small business lending, real estate, legal finance, infrastructure, and fund finance.

Asset-Backed Lending Market Update

Asset-backed lending continues to benefit from strong structural tailwinds. Investor demand has remained robust, particularly for income-oriented strategies backed by contractual cash flows, where asset-backed credit offers differentiated risk-adjusted returns relative to traditional corporate lending.

At the same time, the opportunity set has expanded meaningfully. Bank retrenchment from specialty lending markets and increasing reliance on non-bank capital providers have driven greater demand for private asset-backed solutions, reinforcing the asset class’s role as a critical source of financing.

The asset-backed finance market is estimated at approximately $5.5 trillion, with private credit representing less than 5% of total market share, underscoring the significant opportunity for continued growth as private lenders scale participation1.

The current environment continues to reinforce the appeal of private asset-backed credit. During Q1 2026, traditional credit indices posted negative returns while asset-backed markets, as measured by the Bloomberg ABS Index, generated positive returns — reflecting the structural resilience that distinguishes this asset class. In this environment, VPC is finding particularly compelling opportunities in short-duration SME and consumer receivable assets, where rapid collateral repayment delivers accelerated credit performance feedback and dampens exposure to potential macroeconomic headwinds.

Overall, asset-backed lending remains a large and underpenetrated segment of private credit, with continued growth supported by structural supply-demand imbalances and increasing investor adoption across institutional and private wealth channels.

_______________________

1         Oliver Wyman, Private Credit’s Next Act (2024).

Privacore VPC Asset Backed Credit Fund
Fund Performance March 31, 2026 (Unaudited) (Continued)

This chart assumes an initial gross investment of $1,000,000 made on January 2, 2026 (date of Fund’s public launch). Returns shown include the reinvestment of all distributions. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In the absence of fee waivers and reimbursements, returns for the Fund would have been lower. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

The Bloomberg US ABS Index is a broad-based flagship benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. The index only includes ABS securities.

AVERAGE ANNUAL TOTAL RETURNS (FOR Period ENDED MARCH 31, 2026)

Since Inception (1/2/26(1))
Privacore VPC Asset Backed Credit Fund	2.56%
Bloomberg US Asset-Backed Securities (ABS) Index	0.37%

(1)    Date of Fund’s public launch.

Privacore VPC Asset Backed Credit Fund
Schedule of Investments As of March 31, 2026
	Original Acquisition Date	Principal Amount	Cost	Fair Value
Asset-Backed Securities — 102.79%
Securities — 5.79%
Cayman Islands — 5.79%
LEDN Issuer Trust 2026-1, 9.79%, 02/25/2041(a)(b)(c)	2/18/2026	$3,500,000	$3,499,973	$3,499,973
Total Securities			3,499,973	3,499,973

Loans — 97.00%
Colombia — 6.79%
P.A. Addi-Victoria, 13.70% (SOFR + 9.70%), 10/17/2027(a)(b)	1/6/2026	4,100,000	4,100,000	4,100,000
Mexico — 8.28%
Nelo Inc., 16.25% (SOFR + 9.50%), 8/1/2026(a)(b)	3/5/2026	3,500,000	3,500,000	3,500,000
International Disruption S.A.P.I. DE C.V. SOFOM E.N.R., 10.42% (SOFR + 6.75%), 6/25/2029(a)(b)	1/22/2026	1,500,000	1,500,000	1,500,000
			5,000,000	5,000,000
United Kingdom — 5.80%
SU SME Loan SV Feeder Fund, 11.01% (SOFR + 7.50%), 8/3/2027(a)(b)	2/27/2026	3,500,000	3,500,000	3,500,000
United States — 76.13%
Alloy Merchant Finance LLC, 10.17% (SOFR + 6.50%), 1/16/2029(a)(b)	1/29/2026	3,500,000	3,500,000	3,500,000
Althea SPV LLC, 9.67% (SOFR + 6.00%), 10/2/2029(a)(b)	1/8/2026	3,500,000	3,482,500	3,483,939
AR5 LLC, 12.67% (SOFR + 9.00%), 11/15/2028(a)(b)	1/5/2026	10,017,643	9,996,264	10,004,114
Crusoe Energy Systems LLC, 15.00%, 11/13/2029(a)(b)	1/5/2026	3,640,587	3,649,221	3,649,139
Crusoe Energy Systems LLC, 15.00%, 7/25/2029(a)(b)	1/5/2026	3,853,048	3,862,132	3,862,049
Crusoe Energy Systems LLC, 13.00%, 11/13/2029(a)(b)	1/5/2026	2,999,199	3,006,308	3,006,245
Experity Ventures SPV IV LLC, 17.50%, 6/22/2037(a)(b)	2/2/2026	4,558,140	4,518,036	4,519,644
Flex SPV-1 LLC, 14.00% (SOFR + 10.00%), 1/24/2028(a)(b)	1/15/2026	3,500,000	3,500,000	3,500,000
Novo Funding Warehouse 1 LLC, 10.50% (SOFR + 6.00%), 7/31/2027(a)(b)	2/19/2026	1,000,000	990,713	990,759
Pipe Warehouse Trust II, 9.92% (SOFR + 6.30%), 5/23/2029(a)(b)	2/26/2026	1,507,892	1,496,836	1,496,833
Pipe Warehouse Trust II, 14.67% (SOFR + 11.00%), 5/23/2029(a)(b)	2/26/2026	1,992,108	1,977,306	1,977,498

The accompanying Notes to the Financial Statements are an integral part of these Financial Statements.

Privacore VPC Asset Backed Credit Fund
Schedule of Investments As of March 31, 2026 (Continued)
	Original Acquisition Date	Principal Amount	Cost	Fair Value
SBSDC 1 LLC, 9.75% (SOFR + 5.80%), 9/28/2028(a)(b)	1/29/2026	$3,500,000	$3,483,338	$3,483,454
West Creek Financial SPV – Debt Facility IV LLC, 9.17% (SOFR + 7.00%), 9/30/2028(a)(b)	3/26/2026	2,500,000	2,500,000	2,500,000
Total Loans United States			45,962,654	45,973,674
Total Loans			58,562,654	58,573,674
Total Asset-Backed Securities			62,062,627	62,073,647

Short-Term Investments — 17.08%
Money Market Funds — 17.08%
United States — 17.08%
First American Government Obligations Fund Class X, 3.58%(d)		10,315,957	10,315,957	10,315,957
Total Money Market Funds			10,315,957	10,315,957
Total Short-Term Investments			10,315,957	10,315,957

Total Investments — 119.87%			72,378,584	72,389,604
Liabilities in Excess of Other Assets — (19.87)%				(12,001,100)
Total Net Assets — 100.00%				$60,388,504

Percentages are stated as a percent of net assets.

Principal amounts are stated in U.S. Dollars unless otherwise stated.

SOFR — Secured Overnight Financing Rate.

(a)  Security is restricted to resale to institutional investors. The aggregate value of these securities is $62,073,647 which represents 102.79% of net assets.

(b) Security is fair valued by a third-party valuation specialist pursuant to procedures approved by the Board of Trustees. Value is determined using significant unobservable inputs.

(c)  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. As of March 31, 2026, the value of these securities total $3,499,973 or 5.79% of the Fund’s net assets.

(d)  The rate is the annualized seven-day yield at period end.

The accompanying Notes to the Financial Statements are an integral part of these Financial Statements.

Privacore VPC Asset Backed Credit Fund
Statement of Assets and Liabilities As of March 31, 2026
ASSETS:
Investments, at fair value(1)		$72,389,604
Due from Adviser (see Note 4)		1,456,059
Interest and dividend receivable		564,885
Debt issuance costs		452,771
Deferred offering costs		248,671
Other assets		16,314
Total assets		75,128,304

LIABILITIES:
Line of credit payable		$13,645,588
Accrued organizational costs		246,125
Legal fees payable		199,256
Audit and tax fees payable		134,800
Incentive fee payable		110,595
Accounting and administration fees payable		84,568
Pricing fees payable		66,792
Interest payable		60,769
Transfer agent fees payable		23,128
Custody fees payable		4,071
Accrued expenses and other liabilities		164,108
Total liabilities		14,739,800
Total net assets		$60,388,504

Components of Net Assets:
Paid-in capital		$60,101,808
Total distributable earnings		286,696
Total net assets		$60,388,504

Class I:
Net assets	$
Outstanding Shares		5,989,317
Net Asset Value Per Share		$10.08
(1) Cost of Investments		$72,378,584

Privacore VPC Asset Backed Credit Fund
Statement of Operations For the Period Ended March 31, 2026*
Investment Income:
Interest income	$1,418,213
Dividend income	8,006
Total Investment Income	1,426,219

EXPENSES
Organizational costs	535,000
Interest expense and debt issuance costs	184,368
Legal expenses	199,256
Amortization of offering costs	166,320
Trustees’ fees and expenses	140,000
Audit and tax fees	134,800
Incentive fee expense	110,595
Accounting and administration fees	84,568
Investment Management fees	70,381
Pricing fees	66,792
Transfer agent fees	23,128
Custody fees	18,920
Principal Financial and Chief Compliance Officer fees	12,496
Other expenses	163,953
Total Expenses	1,910,577
Contractual waiver of Investment Management Fees (see Note 4)	(46,921)
Contractual expenses reimbursed by Adviser (see Note 4)	(1,479,519)
Net expenses	384,137
Net Investment Income/(Loss)	1,042,082

Realized and Unrealized Gain/(Loss):
Net realized gain/(loss) on investments	(1,743)
Net change in unrealized appreciation/(depreciation) on investments	11,020
Net realized and unrealized gain	9,277
Net Increase (Decrease) in Net Assets from Operations	$1,051,359

*    The Fund commenced operations on January 2, 2026.

Privacore VPC Asset Backed Credit Fund
Statement of Changes in Net Assets For the Period Ending March 31, 2026
Period Ended March 31, 2026(1)
Change in Net Assets Resulting from Operations
Net investment income/(loss)	$1,042,082
Total Net realized gain/(loss) on investments	(1,743)
Net change in unrealized appreciation/(depreciation) on investments	11,020
Net Increase (Decrease) in Net Assets Resulting from Operations	1,051,359

Distributions from Distributable Earnings
Class I	(764,663)
Total Distributions from Distributable Earnings	(764,663)

Change in Net Assets Resulting from Capital Share Transactions Class I
Proceeds from shares issued	60,000,000
Reinvestment of distributions	1,808
Total Class I Transactions	60,001,808
Total Increase (Decrease) in Net Assets	60,288,504

NET ASSETS:
Beginning of period	100,000
End of period	$60,388,504

(1)    The Fund commenced operations on January 2, 2026.

Privacore VPC Asset Backed Credit Fund
Statement of Cash Flows For the Period Ended March 31, 2026(1)
Cash Flows From Operating Activities
Net increase (decrease) in net assets resulting from operations	$1,051,359
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities:
Net change in unrealized (appreciation)/depreciation on investments	(11,020)
Net realized loss on investments	1,743
Net amortization on investments	(489)
(Increase)/Decrease in Assets:
Due from Adviser	(1,456,059)
Interest and dividend receivable	(564,885)
Debt issuance costs	(452,771)
Deferred offering costs	(248,671)
Other assets	(16,314)
Increase/(Decrease) in Liabilities:
Audit and tax fees payable	134,800
Accrued organizational costs	246,125
Incentive fee payable	110,595
Accounting and administration fees payable	84,568
Pricing fees payable	66,792
Transfer agent fees payable	23,128
Interest payable	60,769
Legal expenses payable	199,256
Custody fees payable	4,071
Accrued expenses and other liabilities	164,108
Proceeds from principal paydowns and sale of investments	716,845
Purchases of investments	(62,780,726)
Net purchases and sales of short-term investments	(10,315,957)
Net Cash Provided by (Used in) Operating Activities	(72,982,733)

Cash Flows from Financing Activities
Proceeds from issuance of shares, net of receivable for fund shares sold	60,000,000
Drawdowns on line of credit	36,718,041
Paydowns on loans payable	(23,072,453)
Distributions to shareholders, net of reinvestments	(762,855)
Net Cash Provided by (Used in) Financing Activities	72,882,733

Net decrease in cash	(100,000)

Cash
Beginning of period	100,000
End of period	$—

Supplemental Disclosure of Cash Flow Information
Reinvested distributions	$1,808
Cash paid for interest on line of credit payable	$83,972

(1)    The Fund commenced operations on January 2, 2026.

The accompanying Notes to the Financial Statements are an integral part of these Financial Statements.

Privacore VPC Asset Backed Credit Fund
Financial Highlights Class I
Period Ended March 31, 2026
Per Share Data:
Net asset value, beginning of period	$10.00
Income from investment operations
Net investment income(1)	0.27
Net realized and unrealized gains (losses)	(0.01)
Total from investment operations	0.26
Less distributions to shareholders
Distributions from net investment income	(0.18)
Total distributions	(0.18)
Net asset value, end of period	$10.08
Total return(2)(4)	2.62%

Supplemental Data and Ratios:
Net assets, end of period (000s)	$60,389
Ratio of expenses to average net assets (before expense reimbursement/recoupment)(3)	20.36%
Ratio of expenses to average net assets (after expense reimbursement/recoupment)(3)	4.09%
Ratio of net investment income to average net assets (before expense reimbursement/recoupment)(3)	(5.16)%
Ratio of net investment income to average net assets (after expense reimbursement/recoupment)(3)	11.10%
Portfolio turnover rate	1.42%

Senior security, end of period (000's)	$13,646
Asset coverage, per $1,000 of senior security principal amount(3)	$5,425
Asset coverage ratio of senior security(3)	543%

(1)    Net investment income per share has been calculated based on average shares outstanding during the period.

(2)   Total return represents the rate that an investor would have earned (or lost) on an investment in the Fund during the period (assuming the reinvestment of all distributions).

(3)    Ratios have been annualized.

(4)    Total return would have been lower had certain expenses not been waived and assumed by the Adviser.

Privacore vpc Asset Backed Credit Fund
Notes to Financial Statements March 31, 2026
1. Organization

Privacore VPC Asset Backed Credit Fund (the “Fund”) is a Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as a non-diversified, closed-end management investment company. The Fund operates as an interval fund pursuant to Rule 23c-3 under the 1940 Act. The Fund has commenced operations on January 2, 2026 (“Commencement of Operations”). The Fund intends to qualify and elect to be treated as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”).

The Fund was organized as a statutory trust on June 11, 2025 under the laws of the State of Delaware. The Fund had no operations from that date through January 2, 2026 other than those relating to organizational matters and the registration of its shares under applicable securities laws. During this period, the Sub-Adviser, purchased 10,000 of the Fund’s Class I Common Shares of beneficial interest (the “Class I Shares”), at an aggregate purchase price of $100,000, at a price of $10.00 per share.

The Fund’s investment objective is to seek to achieve a high level of current income and, to a lesser extent, capital appreciation. The Fund seeks to achieve its investment objective by employing a flexible and dynamic allocation approach, investing primarily across a broad range of asset backed credit opportunities. Under normal circumstances, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) directly or indirectly in asset backed credit instruments (“Asset Backed Credit Instruments”). The Fund defines Asset Backed Credit Instruments as direct and indirect investments in credit and credit-related investments secured by a financial or physical asset and investments that derive returns from interest incomes, recurring revenues, fees or other types of cash flows of underlying financial and physical assets. These investments may include loans, notes, participations, receivables, securitized products, bonds, secured credit backed by physical or intellectual assets, and other asset-backed credit-related investments. The Fund may invest in Asset Backed Credit Instruments directly, as well as indirectly through an underlying fund holding such investments. Sample underlying asset classes may include, but are not limited to, consumer, small business, financial, real estate, litigation finance, and physical assets. The Asset Backed Credit Instruments the Fund may invest in include secured and unsecured consumer credit receivables, consumer leases, equipment leases, and credit instruments relating to certain assets, including residential and commercial real estate, equipment leases, aviation assets, shipping assets, transportation and storage assets, and financial assets, such as factoring receivables, litigation claims, financial claims and trade claims.

The Fund’s term is perpetual, except that the Fund may be dissolved and terminated as provided in the Fund’s Amended and Restated Agreement and Declaration of Trust. The Fund’s fiscal year ends on each March 31. The Fund’s Shares are not listed on any securities exchange, and the Fund anticipates that no secondary market will develop for its Shares.

The Fund offers three separate classes of Shares designated as Class S, Class D and Class I Shares (collectively, the “Shares”). Each class of Shares is subject to different fees and expenses. The Fund may offer additional classes of Shares in the future. As of March 31, 2026, Class I Shares is the only share class with capital contributions.

The Fund provides a limited degree of liquidity to its shareholders (“Shareholders”) by conducting quarterly offers to repurchase its Shares at their NAV on the date on which the repurchase price for Shares is determined (the “Valuation Date”). Each repurchase offer will be for no less than 5% nor more than 25% of the Fund’s Shares outstanding. If the value of Shares tendered for repurchase exceeds the value the Fund intended to repurchase, the Fund may determine to repurchase less than the full number of Shares tendered. In such event, Shareholders will have their Shares repurchased on a pro rata basis, and tendering Shareholders will not have all of their tendered Shares repurchased by the Fund. Shareholders tendering Shares for repurchase will be asked to give written notice of their intent to do so by the date specified in the notice describing the terms of the applicable repurchase offer, which date will be no more than fourteen (14) days prior to the Valuation Date.

2. Summary of Significant Accounting Policies

The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and are presented in U.S. dollars which is the functional currency of the Fund. The Fund is an investment company and therefore applies the accounting and reporting guidance issued by the Financial Accounting Standards Board (“FASB”) in Accounting Standards Codification (“ASC”) 946, Financial Services — Investment Companies. The following are significant accounting policies which are consistently followed in the preparation of the financial statements.

Privacore vpc Asset Backed Credit Fund
Notes to Financial Statements March 31, 2026 (Continued)
2. Summary of Significant Accounting Policies (continued)

Use of Estimates

The preparation of the financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingencies at the date of the financial statements. The Fund believes that these estimates utilized in preparing the financial statement are reasonable and prudent; however, actual results could differ from these estimates.

Net Asset Value Determination

The Fund will calculate its net asset value as of the close of business on the last business day (which is any day that the New York Stock Exchange is open for business) of each month, and at such other times as the Board of Trustees of the Fund (the “Board”) shall determine, including in connection with repurchases of Shares, in accordance with the procedures described above or as may be determined from time to time in accordance with policies established by the Board (each, a “Determination Date”). In determining its net asset value, the Fund will value its investments as of the relevant Determination Date. The net asset value of the Fund will equal, unless otherwise noted, the value of the total assets of the Fund, less all of its liabilities, including accrued fees and expenses, each determined as of the relevant Determination Date.

Valuation of Investments

Under the Investment Company Act, the Fund is required to value its assets at market value or, if there is no readily available market value, at fair value. The Board has approved valuation procedures for the Fund (the “Valuation Policy”) and has approved the delegation of the day-to-day valuation and pricing responsibility for the Fund to the Fund’s investment adviser, Privacore Capital Advisors, LLC (the “Adviser” and in this capacity, the “Valuation Designee”), subject to the oversight of the Board. Because there is not a public market or active secondary market for many of the securities in which the Fund intends to invest, the Fund will value these securities at fair value as determined in good faith by the Valuation Designee. The valuation of the Fund’s investments is performed in accordance with Financial Accounting Standards Board’s Accounting Standards Codification 820 — Fair Value Measurements and Disclosures (“ASC 820”). The Sub-Adviser (as defined below) assists the Valuation Designee in determining the fair value of Fund Investments and provides regular reports to the Valuation Designee. The Valuation Designee initially reviewed and will periodically review the Sub-Adviser’s valuation methods, techniques, inputs and assumptions used in the pricing of Fund holdings and in the reports to the Valuation Designee. The Valuation Designee utilizes the services of a third-party vendor in monitoring and validating the pricing of the Fund’s investments.

The Valuation Policy provides that the Fund will value its Fund investments at fair value.

Securities traded on one or more of the U.S. national securities exchanges, the Nasdaq Stock Market or any foreign stock exchange will be valued based on their respective market price.

Investments for which market quotations are readily available are typically valued based on such market quotations. In validating market quotations, the Valuation Designee considers different factors such as the source and the nature of the quotation in order to determine whether the quotation represents fair value.

For debt and equity securities which are not publicly traded or for which market prices are not readily available (unquoted investments) the fair value is determined in good faith. In determining the fair values of these investments, the Valuation Designee will typically apply widely recognized market and income valuation methodologies including, but not limited to, earnings and multiple analysis, discounted cash flow method and third-party valuations. In order to determine a fair value, these methods are applied to the latest information provided by the underlying portfolio companies or other business counterparties.

Due to the inherent uncertainty in determining the fair value of investments for which market values are not readily available, the fair values of these investments may fluctuate from period to period. In addition, such fair value may differ materially from the values that may have been used had a ready market existed for such investments and may significantly differ from the value ultimately realized by the Fund.

Privacore vpc Asset Backed Credit Fund
Notes to Financial Statements March 31, 2026 (Continued)
2. Summary of Significant Accounting Policies (continued)

Assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars using foreign exchange rates provided by a recognized pricing service.

In fair valuing co-investments, the Valuation Designee may consider a number of factors such as the Fund’s cost, latest round of financing, portfolio company operating performance, market-based performance multiples, announced capital markets activity and any other relevant information will be considered at the time the Valuation Designee values the Fund’s co-investments.

Determining fair value involves subjective judgments, and it is possible that the fair value determined by the Valuation Designee for an investment may differ materially from the value that could be realized upon the ultimate sale of the investment. There is no single standard for determining fair value of an investment. Rather, in determining the fair value of an investment for which there are no readily available market quotations, the Valuation Designee may consider pre-acquisition and annual financial reporting summaries from, comparable company factors, including fundamental analytical data relating to the investment, the nature and duration of any restriction on the disposition of the investment, the cost of the investment at the date of purchase, the liquidity of the market for the investment, the price of such investment in a meaningful private or public investment or merger or acquisition of the issuer subsequent to the Fund’s investment therein, or the per share price of the investment to be valued in recent verifiable transactions. Fair value prices are estimates, and there is no assurance that such a price will be at or close to the price at which the investment is next quoted or next trades.

Due to the inherent uncertainty in determining the fair value of investments for which market values are not readily available, the fair value of these investments may fluctuate from period to period. In addition, such fair value may differ materially from the values that may have been used had a ready market existed for such investments and may significantly differ from the value ultimately realized by the Fund.

The Adviser, the Sub-Adviser and their affiliates act as investment advisers to other clients that invest in securities for which no public market price exists. Valuation determinations by the Adviser and the Sub-Adviser or their affiliates for other clients may result in different values than those ascribed to the same security owned by the Fund. Consequently, the fees charged to the Fund may be different than those charged to other clients, since the method of calculating the fees takes the value of all assets, including assets carried at different valuations, into consideration.

Expenses of the Fund, including the Investment Management Fee, are accrued on a daily basis on the Determination Date and taken into account for the purpose of determining the Fund’s net asset value.

Prospective investors should be aware that situations involving uncertainties as to the value of portfolio positions could have an adverse effect on the Fund’s net asset value and the Fund if the judgments of the Board or the Valuation Designee regarding appropriate valuations should prove incorrect.

Revenue Recognition

Securities transactions are recorded as of the trade date for financial reporting purposes. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income, if any, is recorded on the ex-dividend date.

Interest income, if any, is recognized on an accrual basis. Interest income on debt instruments is accrued and recognized for those issuers who are currently paying in full or expected to pay in full. For those issuers who are in default or are expected to default, interest is not accrued and is only recognized when received or applied to principal depending upon the Adviser’s judgment. Loan origination fees, original issue discounts and market discounts or premiums are capitalized as part of the underlying cost of the investments and accreted or amortized over the life of the investment as interest income using the effective interest method.

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Notes to Financial Statements March 31, 2026 (Continued)
2. Summary of Significant Accounting Policies (continued)

Foreign Currency Translation

The books and records of the Fund are maintained in U.S. dollars. The value of investments, assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon current foreign exchange rates on the Determination Date. Purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based on currency exchange rates prevailing on the date of the relevant transaction. The Fund does not isolate the net realized and unrealized gain or loss resulting from changes in exchange rates from fluctuations in the fair value of investments. Such fluctuations are included within the net realized gain distributions from investments and the net change in unrealized appreciation (depreciation) on investments in the Statement of Operations. As of March 31, 2026, the Fund held investments denominated in foreign currencies.

Realized Gains, Dividend and Interest Income on Fund Investments

Distributions received from private investment funds occur at irregular intervals and the exact timing of the distributions cannot be determined. The classification of distributions received in cash or in-kind, including return of capital, realized gains, interest income and dividend income, is based on information received from the investment manager of the private investment fund. Dividend income and interest income are recorded on a trade date and accrual basis, respectively.

Fund Expenses

The Fund bears all expenses incurred in the course of its operations including, but not limited to, the following: all fees and expenses of the Private Market Assets in which the Fund invests, including the underlying fees of the private investment funds (“Acquired Fund Fees”), management fees, incentive fees, fees and expenses associated with the credit facility, legal fees, administrator fees, audit and tax preparation fees, custodial fees, transfer agency fees, registration expenses, expenses of the Board and other administrative expenses. Certain of these operating expenses are subject to an expense limitation agreement (“Expense Limitation and Reimbursement Agreement” as further discussed in Note 4). Expenses are recorded on an accrual basis and allocated pro-rata to Shares based upon net assets as of the end of the prior month plus capital transactions effective as of the beginning of the current month at each Determination Date. Class-specific expenses are allocated only to their respective share class (see Note 4). Closing costs associated with the purchase of private investment funds are included in the cost of the investment.

Federal Income Taxes

For U.S. federal income tax purposes, the Fund intends to elect to be treated, and intends to qualify annually, as a RIC under Subchapter M of the Code by distributing substantially all of its taxable net investment income and net realized capital gains to Shareholders each year and by meeting certain diversification and income requirements with respect to investments. If the Fund were to fail to meet the requirements to qualify as a RIC, and if the Fund were ineligible to or otherwise unable to cure such failure, the Fund would be subject to tax on its taxable income at corporate rates, whether or not distributed to Shareholders, and all distributions of earnings and profits would be taxable to Shareholders as ordinary income.

The Fund’s tax year is the period from commencement of operations ending September 30. The Fund files tax returns as prescribed by the tax laws of the jurisdictions in which it operates. In the normal course of business, the Fund is subject to examination by federal, state, local and foreign jurisdictions, where applicable.

Distributions are determined in accordance with federal income tax regulations, which may differ from net investment income and net realized capital gains for financial statement purposes under U.S. GAAP. Differences may be permanent or temporary. Permanent differences, including book/tax differences relating to Shareholder distributions, are reclassified among capital accounts in the financial statements to reflect the applicable tax characterization. Temporary differences arise when certain items of income, expense, gain or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse in the future. The tax basis components of distributable earnings differ from the amounts reflected in the Statement of Assets and Liabilities and Statement of Operations due to temporary book/tax differences. These amounts will be finalized before filing the Fund’s federal tax return.

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Notes to Financial Statements March 31, 2026 (Continued)
2. Summary of Significant Accounting Policies (continued)

Organizational and Offering Costs

Organizational costs consist of the costs of forming the Fund, drafting of bylaws, administration, custody and transfer agency agreements, and legal services in connection with the initial meeting of the Board. Offering costs consist of the costs of preparation, review and filing with the SEC the Fund’s registration statement, the costs of preparation, review and filing of any associated marketing or similar materials, the costs associated with the printing, mailing or other distribution of the Prospectus, Statement of Additional Information (“SAI”) and/or marketing materials, and the amounts of associated filing fees and legal fees associated with the offering. The aggregate amount of the organizational costs and offering costs as of the date of the accompanying financial statements are $535,000 and $166,320, respectively.

Organizational costs are expensed as incurred and are subject to recoupment by the Adviser in accordance with the Expense Limitation and Reimbursement Agreement discussed in Note 4. Offering costs, which are also subject to the Expense Limitation and Reimbursement Agreement discussed in Note 4, are treated as deferred charges and, upon Commencement of Operations, amortized over a 12-month period using the straight-line method.

Shareholder Distributions

Distributions to shareholders are recorded on the record date. The amount to be paid out as a dividend is determined by the Board annually and is generally based upon estimated earnings and considers the level of undistributed taxable income carried forward from the prior year, if any, for distribution in the current year.

Recently Adopted Regulatory Matters

The FASB issued Accounting Standards Update 2023-09, Income Taxes (“Topic 740”) — Improvements to Income Tax Disclosures (“ASU 2023-09”) in December 2023. The new guidance enhances income tax disclosures, including disclosure of income taxes paid disaggregated by jurisdiction. The ASU is effective for annual periods beginning after December 15, 2024, with early adoption permitted. Management has determined the Fund did not pay a significant amount of income taxes for the year ended March 31, 2026.

The Fund has adopted FASB Accounting Standards Update 2023-07, Segment Reporting (“Topic 280”) — Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of the new standard impacted financial statement disclosures only and did not affect the Fund’s financial position or the results of its operations. An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The Fund’s President acts as the Fund’s CODM. The CODM is a function, not a title, that can be a shared function. The Fund represents a single operating segment, as the CODM monitors the operating results of the Fund as a whole and the Fund’s long-term strategic asset allocation is pre-determined in accordance with the terms of its prospectus, based on a defined investment strategy which is executed by the Fund’s portfolio managers as a team. The financial information in the form of the Fund’s portfolio composition, total returns, expense ratios and changes in net assets (i.e., changes in net assets resulting from operations, subscriptions and redemptions), which is used by the CODM to assess the segment’s performance versus the Fund’s comparative benchmarks and to make resource allocation decisions for the Fund’s single segment, is consistent with that presented within the Financial Statements. Segment assets are reflected on the accompanying Statement of Assets and Liabilities as “total assets” and significant segment expenses are listed on the accompanying Statement of Operations.

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Notes to Financial Statements March 31, 2026 (Continued)
3. Fair Value Measurements

U.S. GAAP, ASC 820, defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the asset or liability. ASC 820 establishes a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in valuing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observation of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below:

Level 1: Unadjusted quoted prices are available in active markets for identical investments as of the reporting date. The types of investments which would generally be included in Level 1 include listed equities, registered money market funds and short-term investment vehicles.

Level 2: Pricing inputs are other than unadjusted quoted prices in active markets, which are either directly or indirectly observable as of the reporting date, and fair value is determined using models or other valuation methodologies. The types of investments which would generally be included in Level 2 include corporate bonds and loans and less liquid and restricted equity securities.

Level 3: Pricing inputs are unobservable for the investment and include situations where there is little, if any, market activity for the investment. The inputs into the determination of fair value require significant management judgment and/or estimation. Those unobservable inputs, that are not corroborated by market data, generally reflect the reporting entity’s own assumptions about the assumptions market participants would use in determining the fair value of the investment. The types of investments which would generally be included in Level 3 are equity and/or debt securities issued by private entities.

In accordance with ASC 820, portfolio investments fair valued using net asset value (“NAV”) or adjusted NAV (or its equivalent), adjusted for cash flows, as a practical expedient are not included in the fair value hierarchy.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the Fund’s investments classified by fair value hierarchy as of March 31, 2026:

DESCRIPTION	Level 1	Level 2	Level 3	Total
Assets
Asset-Backed Securities(1)	$—	$—	$62,073,647	$62,073,647
Money Market Funds	10,315,957	—	—	10,315,957
Total Assets	$10,315,957	$—	$62,073,647	$72,389,604

(1)    For further security characteristics, see the Fund’s Schedule of Investments.

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Notes to Financial Statements March 31, 2026 (Continued)
3. Fair Value Measurements (continued)

Below is a reconciliation that details the activity of securities in Level 3 during the current period ended March 31, 2026:

Asset-backed Securities
Beginning Balance – January 2, 2026	—
Acquisitions	62,780,726
Dispositions/Paydowns	(716,845)
Realized gains/(losses), net	(1,743)
Return of capital	—
Change in unrealized appreciation/(depreciation)	11,020
Amortization of premium/discount	489
Transfers in/(out) of Level 3	—
Ending Balance – March 31, 2026	$62,073,647
Change in unrealized appreciation/(depreciation) still held as of March 31, 2026	$11,020

The following table summarizes the quantitative inputs used for investments categorized as Level 3 of the fair value hierarchy as of March 31, 2026:

TYPE OF SECURITY	INDUSTRY	FAIR VALUE AT 3/31/2026	VALUATION TECHNIQUES	UNOBSERVABLE INPUTS	RANGE	WEIGHTED AVERAGE
Asset-Backed Securities	Financial Services	62,073,647	Discounted	Discount Rate	9.59% – 19.87%	13.65%
			Cash Flow	Net Loss Rate	0.00%	0.00%
				Prepay Rate	0.00%	0.00%

4. Related Party Transactions

Investment Management Agreement and Sub-Advisory Agreement

The Adviser serves as the investment adviser to the Fund pursuant to the terms of an investment management agreement by and between the Fund and the Adviser (the “Investment Management Agreement”). Under the terms of the Investment Management Agreement, the Adviser provides for the management of the Fund, including the provision of a continuous investment program for the Fund, and investment research and management with respect to the securities, investments, cash and cash equivalents in the Fund. As compensation for its services, the Fund pays the Adviser a management fee (the “Management Fee”) at an annual rate of 0.75% of the average daily value of the Fund’s Managed Assets, payable monthly in arrears as well as an incentive fee (the “Incentive Fee”). The Incentive Fee is based on income, whereby the Fund pays the Adviser quarterly in arrears 10% of its pre-incentive fee net investment income, attributable to each class of the Fund’s Shares, for each calendar quarter, subject to a hurdle rate, expressed as a rate of return on the Fund’s net assets equal to 1.50% per quarter (or an annualized hurdle rate of 6%), subject to a “catch-up” feature.

Sub-Advisory Agreement

Victory Park Capital Advisors, LLC (the “Sub-Adviser”) serves as the investment sub-adviser to the Fund pursuant to the terms of a sub-advisory agreement by and between the Fund, the Adviser and the Sub-Adviser (the “Sub-Advisory Agreement”). Under the terms of the Sub-Advisory Agreement, the Sub-Adviser is, among other things, responsible for the formulation and implementation of a continuous investment program for the Fund. As compensation for its services, the Adviser pays the Sub-Adviser a sub-advisory fee equal to 60% of the Management Fee, payable monthly in arrears, and 100% of the net Incentive Fee, payable quarterly in arrears.

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Notes to Financial Statements March 31, 2026 (Continued)
4. Related Party Transactions (continued)

Expense Limitation and Reimbursement Agreement

The Adviser has contractually agreed to waive its fees and/or reimburse expenses to the extent necessary to ensure that total annual fund operating expenses (excluding the Management Fee and Incentive Fee, distribution and service fees, all fees and expenses of Fund investments in which the Fund invests (including management fees, performance-based incentive fees and administrative service fees), transactional costs associated with consummated and unconsummated transactions, including legal costs, sourcing fees, servicing fees and brokerage commissions, associated with the acquisition, disposition and maintenance of Fund investments and other investments, acquired fund fees and expenses of the Fund or a subsidiary, all fees and expenses payable to third parties in connection with origination, sourcing or identification of portfolio investments, interest payments incurred on borrowing by the Fund or a subsidiary, fees and expenses incurred in connection with a credit facility, if any, obtained by the Fund or a subsidiary, taxes of the Fund or a subsidiary; and extraordinary expenses) do not exceed, on an annualized basis, 0.70% of the average daily net assets of each class of Shares in the relevant period (the “Expense Limitation”). The Expense Limitation will remain for 12 months from the commencement of the Fund’s operations, unless the Board approves its earlier termination. The Adviser is entitled to recover, subject to approval by the Board, any fees waived and/or expenses reimbursed by the Adviser with respect to the Fund for a three-year period following the date of such fee waiver and/or expense reimbursement, to the extent the Fund’s total annual operating expenses do not exceed the limits described above or any lesser limits in effect at the time of the reimbursement. The amount waived and available to recover during the period is shown in the below table:

Remaining Amount to be Recouped (Expiring by March 31, 2029)
$1,479,519

Management Fee Waiver Agreement

The Adviser has contractually agreed for each class of Shares, for the 12-month period beginning on the commencement of operations of the Fund, to reduce the annual rate of its Management Fee from 0.75% to 0.25%. The Management Fee Waiver may not be terminated by the Adviser prior to the expiration of the limitation period (collectively, the “Fee Waiver”). The Fee Waiver shall not apply to nor have any effect on the Incentive Fee payable pursuant to the terms of the Investment Management Agreement. The amount waived during the period was $46,921.

5. Other Agreements

U.S. Bancorp Fund Services, LLC (“USB”) serves as administrator, custodian and transfer agent for the Fund. For providing administrative and accounting services, custodial services, and transfer agent services to the Fund, USB is entitled to receive a monthly fee, subject to certain minimum, and out of pocket expenses, under each of an administration and fund accounting agreement, custody agreement and transfer agency agreement.

PINE Advisor LLC provides Principal Financial Officer (“PFO”) and Chief Compliance Officer (“CCO”) services to the Fund. The Fund’s allocated fees incurred for PFO and CCO services for the period from inception through March 31, 2026, are reported as Principal Financial and Chief Compliance Officer Fees on the Statement of Operations.

6. Distribution and Shareholder Servicing Plan

Janus Henderson Distributors US LLC (the “Distributor”) provides principal underwriting services to the Fund pursuant to a distribution agreement between the Fund and the Distributor.

Under the terms of the U.S. Securities and Exchange Commission’s exemptive relief that the Fund has obtained in order to offer multiple share classes, the Fund has adopted a Distribution and Service Plan with respect to Class S Shares and Class D Shares in compliance with Rule 12b-1 under the 1940 Act. The Distribution and Service Plan allows the Fund

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Notes to Financial Statements March 31, 2026 (Continued)
6. Distribution and Shareholder Servicing Plan (continued)

to pay Distribution and Servicing Fees for the sale and servicing of its Class S Shares and Class D Shares. Under the Distribution and Service Plan, the Fund will be permitted to pay as compensation up to a maximum of 0.85% per year on Class S Shares and a maximum of 0.25% per year on Class D Shares on an annualized basis of the aggregate net assets of the Fund attributable to each such class to the Fund’s Distributor and/or other qualified recipients.

7. Capital Share Transactions

The following table summarizes the Capital Share transactions for the period January 2, 2026 through March 31, 2026:
Period Ended March 31, 2026
Shares Sold	5,979,137
Shares issued to holders in reinvestment of distributions	180
Shares redeemed	—
Net increase in shares	5,979,317
Shares outstanding:
Beginning of period	10,000
End of period	5,989,317

8. Investment Transactions

Total purchases of investments, excluding Short-Term Investments, for the period January 2, 2026 through March 31, 2026 amounted to $62,780,726. Total distribution proceeds from sale, redemption, or other disposition of investments, excluding Short-Term Investments, for the period January 2, 2026 through March 31, 2026 amounted to $716,845.

9. Line of Credit and Financing Facility

As of March 31, 2026, the Fund established a financing facility with a maturity date of January 5, 2032 for $85,000,000. As of March 31, 2026, the line had an outstanding balance of $13,645,588.

During the period ended as of March 31, 2026, the average aggregate borrowing was $8,164,670 which resulted in interest expense of $144,741 at a weighted average interest rate of 7.60% and is included in Interest Expense on the Fund’s Statement of Operations.

10. Tax Information

At March 31, 2026 gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes were as follows:

Cost of Investments	$72,378,584

Gross unrealized appreciation	$11,271
Gross unrealized (depreciation)	$(251)
Net unrealized appreciation on investments	$11,020

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

Privacore vpc Asset Backed Credit Fund
Notes to Financial Statements March 31, 2026 (Continued)
10. Tax Information (continued)

Accounting principles generally accepted in the United States require that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the tax year ended September 30, 2025, permanent differences in book and tax accounting have been reclassified to paid-in capital, undistributed net investment income (loss) and accumulated realized gain (loss) as follows:

Increase (Decrease)
Paid in Capital	Total Distributable Earnings
$ —	$ —

For the tax year ended September 30, 2025, permanent book and tax differences resulted from the treatment of non-deductible expenses that were reclassified among the components of the Funds’ net assets.

As of March 31, 2026 the components of distributable earnings (deficit) on a tax basis were as follows:

Undistributed Ordinary Income	$230,691
Undistributed Long-term Gains	—
Tax Accumulated Earnings	$230,691
Accumulated Capital and Other Losses	$(1,743)
Unrealized Appreciation on Investments	$11,020
Total Accumulated Earnings/(Deficit)	$239,968

In accounting for income taxes, the Fund follows the guidance in ASC Topic 740, Accounting for Uncertainty in Income Taxes (“ASC 740”). ASC 740 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity before being measured and recognized in the financial statements. Management has concluded there were no uncertain tax positions as of March 31, 2026 for federal income tax purposes or in the Fund’s state and local tax jurisdictions. The Fund will recognize interest and penalties, if any, related to unrecognized tax benefits as tax expense in the Statement of Operations. For the period January 2, 2026 through March 31, 2026, the Fund did not incur any interest or penalties. The Fund did not have any unrecognized tax benefits as of March 31, 2026.

11. Risk Factors

An investment in the Fund involves material risks, including performance risk, business and financial risk, risks associated with the use of leverage, valuation risk, tax risk and other risks that should be carefully considered prior to investing and investing, including the risks discussed in greater detail below. An investment in the Fund should only be considered by persons financially able to maintain their investment and who can afford a loss of a substantial part or all of such investment.

The following list is not intended to be a comprehensive listing of all of the potential risks associated with the Fund. For a more comprehensive list of potential risks the Fund may be subject to, please refer to the Fund’s prospectus and SAI.

Non-Diversified Status

The Fund is a “non-diversified” management investment company. Thus, there are no percentage limitations imposed by the 1940 Act on the Fund’s assets that may be invested, directly or indirectly, in the securities of any one issuer. Consequently, if one or more Fund investments are allocated a relatively large percentage of the Fund’s assets, losses suffered by such investments could result in a higher reduction in the Fund’s capital than if such capital had been more proportionately allocated among a larger number of investments. The Fund may also be more susceptible to any single economic or regulatory occurrence than a diversified investment company. However, the Fund will be subject to diversification requirements applicable to RICs under the Code.

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Notes to Financial Statements March 31, 2026 (Continued)
11. Risk Factors (continued)

Valuation of Fund Investments

Unlike publicly traded common stock which trades on national exchanges, there is no central place or exchange for most of the Fund’s investments to trade. Due to the lack of centralized information and trading, the valuation of loans, fixed-income instruments and other Fund holdings may result in more risk than that of common stock. Uncertainties in the conditions of the financial market, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing. In addition, other market participants may value securities differently than the Fund. As a result, the Fund may be subject to the risk that when an instrument is sold in the market, the amount received by the Fund is less than the value of such instrument carried on the Fund’s books.

Shareholders should recognize that valuations of illiquid assets involve various judgments and consideration of factors that may be subjective. As a result, the NAV of the Fund, as determined based on the fair value of its investments, may vary from the amount ultimately received by the Fund from its investments. This could adversely affect Shareholders whose Shares are repurchased as well as new Shareholders and remaining Shareholders. For example, in certain cases, the Fund might receive less than the fair value of its investment, resulting in a dilution of the value of the Shares of Shareholders who do not tender their Shares in any coincident repurchase offer and a windfall to tendering Shareholders; in other cases, the Fund might receive more than the fair value of its investment, resulting in a windfall to Shareholders remaining in the Fund, but a shortfall to tendering Shareholders.

Unspecified Investments; Dependence on the Advisers

The Advisers have complete discretion to select the Fund’s investments as opportunities arise. The Fund, and, accordingly, Shareholders, must rely upon the ability of the Advisers to identify and implement investments consistent with the Fund’s investment objective. Shareholders will not receive or otherwise be privy to due diligence or risk information prepared by or for the Advisers in respect of the Fund’s investments. The Sub-Adviser has the authority and responsibility for asset allocation, the selection of Fund’s investments and all other investment decisions for the Fund. The success of the Fund depends upon the ability of the Advisers to develop and implement investment strategies that achieve the investment objective of the Fund. Shareholders will have no right or power to participate in the management or control of the Fund or the Fund’s investments, or the terms of any such investments. There is no assurance that the Advisers will be able to select or implement successful strategies or achieve the Fund’s investment objective.

Asset Backed Securities (“ABS”) Risk

ABS are investments that are backed primarily by the cash flows of a discrete pool of fixed or revolving receivables or other financial assets that by their terms convert into cash within a finite time period. These could include assets such as unsecured consumer or other receivables, credit card receivables, auto loans, consumer loans, fund finance, trade receivables, equipment leases, and other assets that produce streams of payments. ABS are generally not insured or guaranteed by the related sponsor or any other entity and therefore, if the assets or sources of funds available to the issuer are insufficient to pay those outstanding liabilities, the Fund will incur losses. In addition, ABS entail prepayment risk that may vary depending on the type of asset but is generally less than the prepayment risk associated with mortgage-backed securities. Asset backed investments present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may provide the Fund with a less effective security interest in the related collateral than do mortgage-backed securities. Therefore, there is the possibility that recoveries on the underlying collateral may not, in some cases, be available to support payments on these investments.

ABS entail certain risks not presented by mortgage-backed securities, including the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain ABS. In addition, certain ABS are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

ABS are often backed by pools of any variety of assets, including, for example, leases, financial obligations (including equipment finance, floorplan finance, fund finance, lease finance, litigation finance, intellectual property finance, insurance premium finance, project finance, supply chain finance, and trade and shipping finance), agricultural assets, auto leases and loans, datacenter assets or leases, debt consolidation loans, fleet leases, home loans, aircraft leases, railcar leases, small business loans, timeshare receivables, franchise rights, student loans and consumer loans, which

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Notes to Financial Statements March 31, 2026 (Continued)
11. Risk Factors (continued)

may represent the obligations of a number of different parties and use credit enhancement techniques such as letters of credit, guarantees or preference rights. The market value of an ABS is affected by changes in the market’s perception of the asset backing the ABS and the creditworthiness of the servicer for the loan pool, the originator of the loans or the financial institution providing any credit enhancement, as well as by the expiration or removal of any credit enhancement.

The value of ABS, like that of traditional fixed income securities, typically increases when interest rates fall and decreases when interest rates rise. The price paid by the Fund for such securities, the yield the Fund expects to receive from such securities and the average life of such securities are based on a number of unpredictable factors, including the anticipated rate of prepayment of the underlying assets, and are therefore subject to the risk that the asset backed security will lose value. ABS are also subject to the general risks associated with investing in physical assets such as real estate; that is, they could lose value if the value of the underlying asset declines.

Holders of ABS bear various other risks, including credit risks, liquidity risks, interest rate risks, market risks, operations risks, structural risks and legal risks. Credit risk arises from (i) losses due to defaults by obligors under the underlying collateral and (ii) the issuing vehicle’s or servicer’s failure to perform their respective obligations under the transaction documents governing the ABS. These two risks can be related, as, for example, in the case of a servicer that does not provide adequate credit-review scrutiny to the underlying collateral, leading to a higher incidence of defaults.

Debt Securities Risk

One of the fundamental risks associated with debt and debt-related securities is credit risk, which is the risk that an issuer will be unable to make principal and interest payments on its outstanding debt obligations when due. Adverse changes in the financial condition of an issuer, in the collateral supporting a Fund investment, or in general economic conditions (or all three) may impair the ability of an issuer to make such payments and result in defaults on, and declines in, the value of its debt. The Fund’s return to Shareholders would be adversely impacted if issuers of debt securities in which the Fund invest become unable to make such payments when due. Other risk factors include interest rate risk (a rise in interest rates causes a decline in the value of debt securities) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

Risks in Investments in Loans

The Fund will originate or invest in loans, either through primary issuances or in secondary transactions, including potentially on a synthetic basis. The value of the Fund’s loans may be detrimentally affected to the extent a borrower defaults on its obligations. There is no assurance that the value assigned by the Adviser to collateralize an underlying loan can be realized upon liquidation, nor can there be any assurance that any such collateral will retain its value. Furthermore, circumstances could arise (such as in the bankruptcy of a borrower) that could cause the Fund’s security interest in the loan’s collateral to be invalidated. Also, much of the collateral will be subject to restrictions on transfer intended to satisfy securities regulations, which will limit the number of potential purchasers if the Fund intends to liquidate such collateral. The amount realizable with respect to a loan may be detrimentally affected if a guarantor, if any, fails to meet its obligations under a guarantee. Finally, there may be a monetary, as well as a time cost involved in collecting on defaulted loans and, if applicable, taking possession of various types of collateral.

The portfolio may include first lien senior secured, second and third lien loans and any other loans.

The Adviser considers a range of default and loss scenarios at an investment level and typically aggregates those losses to a portfolio level, considering those losses relative to the loan-to-value of an investment. While the Adviser focuses on credit default risk relative to the ultimate value of an investment at maturity, it also considers the potential impact of changes in defaults on the market price for any investments.

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Notes to Financial Statements March 31, 2026 (Continued)
11. Risk Factors (continued)

Default Risk

The ability of the Fund to generate income through its investments is dependent upon payments being made by the borrower underlying such investments. If a borrower is unable to make its payments on an investment, the Fund may be greatly limited in its ability to recover any outstanding principal and interest under such investment.

A portion of the Fund’s investments will not be secured by any collateral, will not be guaranteed or insured by a third party and will not be backed by any governmental authority. The Fund may need to rely on the collection efforts of third parties, which also may be limited in their ability to collect on defaulted investments. The Fund may not have direct recourse against borrowers, may not be able to contact a borrower about an investment, and may not be able to pursue borrowers to collect payment under investments. To the extent an investment is secured, there is no assurance as to the amount of any funds that may be realized from recovering and liquidating any collateral or the timing of such recovery and liquidation and hence there is no assurance that sufficient funds (or, possibly, any funds) will be available to offset any payment defaults that occur under the investment. Certain investments, such as loans, are credit obligations of the borrowers and the terms of certain investments may not restrict the borrowers from incurring additional debt. If a borrower incurs additional debt after obtaining a loan or other instrument through a platform, the additional debt may adversely affect the borrower’s creditworthiness generally, and could result in the financial distress, insolvency or bankruptcy of the borrower. This circumstance would ultimately impair the ability of that borrower to make payments on its loans or other instruments and the Fund’s ability to receive the principal and interest payments that it expects to receive on such loan or other instrument. To the extent borrowers incur other indebtedness that is secured, the ability of the secured creditors to exercise remedies against the assets of that borrower may impair the borrower’s ability to repay its loans or other instruments, or it may impair a third party’s ability to collect, on behalf of the Fund, upon default. To the extent that a loan or other instrument is unsecured, borrowers may choose to repay obligations under other indebtedness (such as loans obtained from traditional lending sources) before repaying an unsecured loan or instrument because the borrowers have no collateral at risk. The Fund may not be made aware of any additional debt incurred by a borrower or whether such debt is secured.

If a borrower files for bankruptcy, any pending collection actions will automatically be put on hold and further collection action will not be permitted absent court approval. It is possible that a borrower’s liability on its loan or instrument will be discharged in bankruptcy. In most cases involving the bankruptcy of a borrower with an unsecured loan or instrument, unsecured creditors will receive only a fraction of any amount outstanding on the loan or instrument, if anything.

Unsecured Loans

Unsecured loans are subject to the same investment risks generally applicable to loans described above but are subject to additional risk that the assets and cash flow of the related obligor may be insufficient to repay the scheduled payments to the lender after giving effect to any secured obligations of the obligor. Unsecured loans will be subject to certain additional risks to the extent that such loans may not be protected and such loans are not secured by collateral, financial covenants or limitations upon additional indebtedness. Unsecured loans are also expected to be a more illiquid investment than senior loans for this reason.

Mezzanine Debt Risk

Mezzanine securities generally are rated below investment grade and frequently are unrated and present many of the same risks as senior loans, second lien loans and non-investment grade bonds and unsecured loans. However, unlike senior loans and second lien loans, mezzanine securities are not a senior or secondary secured obligation of the related borrower. They typically are the most subordinated debt obligation in an issuer’s capital structure. Mezzanine securities also may often be unsecured. Mezzanine securities therefore are subject to additional risk that the cash flow of the related borrower and the property securing the loan may be insufficient to repay the scheduled obligation after giving effect to any senior obligations of the related borrower. Mezzanine securities are also expected to be a highly illiquid investment. Mezzanine securities will be subject to certain additional risks to the extent that such loans may not be

Privacore vpc Asset Backed Credit Fund
Notes to Financial Statements March 31, 2026 (Continued)
11. Risk Factors (continued)

protected by financial covenants or limitations upon additional indebtedness. Investment in mezzanine securities is a highly specialized investment practice that depends more heavily on independent credit analysis than investments in other types of debt obligations.

Concentration of Investments

Subject to the Fund’s policy not to concentrate in a particular industry or group of industries as concentration is defined under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, or in any issuer, pursuant to the 1940 Act and SEC guidance thereunder, the Fund will not invest 25% or more of the value of its total assets in the securities of issuers engaged in any single industry. However, despite this 25% limitation, the Fund’s investment portfolio may at times be significantly concentrated, both as to managers, industries and individual companies. Such concentration could offer a greater potential for capital appreciation as well as increased risk of loss. Such concentration may also be expected to increase the volatility of the Fund’s investment portfolio. The Fund is, however, subject to the asset diversification requirements applicable to RICs.

To the extent that the Fund invests more heavily in a particular industry, the Fund’s NAV will be more susceptible to events or factors affecting companies in that industry. These may include, but are not limited to, governmental regulation, inflation, rising interest rates, cost increases in raw materials, fuel and other operating expenses, technological innovations that may render existing products and equipment obsolete, competition from new entrants, high research and development costs, increased costs associated with compliance with environmental or other regulation and other economic, market, political or other developments specific to that industry. Also, the Fund may invest a substantial portion of its assets in companies in related sectors that may share common characteristics, are often subject to similar business risks and regulatory burdens and whose securities may react similarly to the types of events and factors described above, which will subject the Fund to greater risk. The Fund also will be subject to concentration risk to the extent that it invests a substantial portion of its assets in a particular country or geographic region.

Nature of Portfolio Companies

The Fund’s investments may include direct and indirect investments in various companies, ventures and businesses (“Portfolio Companies”). This may include Portfolio Companies in the early phases of development, which can be highly risky due to the lack of a significant operating history, fully developed product lines, experienced management, or a proven market for their products. Investments may also include Portfolio Companies that are in a state of distress or which have a poor record, and which are undergoing restructuring or changes in management, and there is no assurances that such restructuring or changes will be successful. The management of such Portfolio Companies may depend on one or two key individuals, and the loss of the services of any of such individuals may adversely affect the performance of such Portfolio Companies.

Derivative Instruments

The Fund may use options, swaps, futures contracts, forward agreements, reverse repurchase agreements and other similar transactions. The Fund’s derivative investments have risks, including the imperfect correlation between the value of such instruments and the underlying asset, rate or index, which creates the possibility that the loss on such instruments may be greater than the gain in the value of the underlying asset, rate or index; the loss of principal; the possible default of the other party to the transaction; and illiquidity of the derivative investments. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding, or may not recover at all. In addition, in the event of the insolvency of a counterparty to a derivative transaction, the derivative contract would typically be terminated at its fair market value. If the Fund is owed this fair market value in the termination of the derivative contract and its claim is unsecured, the Fund will be treated as a general creditor of such counterparty and will not have any claim with respect to the underlying security. Certain of the derivative investments in which the Fund may invest may, in certain circumstances, give rise to a form

Privacore vpc Asset Backed Credit Fund
Notes to Financial Statements March 31, 2026 (Continued)
11. Risk Factors (continued)

of financial leverage, which may magnify the risk of owning such instruments. The ability to successfully use derivative investments depends on the ability of the Sub-Adviser to predict pertinent market movements, which cannot be assured. In addition, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to the Fund’s derivative investments would not be available to the Fund for other investment purposes, which may result in lost opportunities for gain.

Interest Rate Risk

The Fund is subject to financial market risks, including changes in interest rates. General interest rate fluctuations may have a substantial negative impact on Fund Investments and the investment opportunities and, accordingly, have a material adverse effect on the Fund’s investment objective and its rates of return on invested capital. To mitigate such interest rate exposure, the Fund may invest a portion of its portfolio in investments with floating interest rates. In addition, an increase in interest rates would make it more expensive to use debt for the Fund and the Fund’s financing needs, if any.

In addition, in the event of a significant rising interest rate environment, the Fund’s Portfolio Companies with floating interest rate loans could see their payments increase and there may be a significant increase in the number of the Fund’s Portfolio Companies who are unable or unwilling to repay their loans. Fund Investments in companies with adjustable-rate loans may also decline in value in response to rising interest rates if the rates at which they pay interest do not rise as much, or as quickly, as market interest rates in general. Similarly, during periods of rising interest rates, Fund Investments with fixed rates may decline in value because they are locked in at below market yield.

12. Subsequent Events

The Fund has adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet.

There were no events or transactions that occurred subsequent to March 31, 2026 through the date of issuance of the Fund’s financial statements that materially impacted the amounts or disclosures in the Financial Statements or the accompanying notes.

Privacore VPC Asset Backed Credit Fund
Report of Independent Registered Public Accounting Firm March 31, 2026

To the Board of Trustees and Shareholders of Privacore VPC Asset Backed Credit Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Privacore PCAAM VPC Asset Backed Credit Fund (the “Fund”) as of March 31, 2026 and the related statements of operations, changes in net assets, and cash flows, including the related notes, and the financial highlights for the period January 2, 2026 (commencement of operations) through March 31, 2026 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2026 and the results of its operations, changes in its net assets, its cash flows and the financial highlights for the period January 2, 2026 (commencement of operations) through March 31, 2026 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2026 by correspondence with the custodian. We believe that our audit provides a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Denver, Colorado
May 29, 2026

We have served as the auditor of one or more investment companies in Privacore Capital Advisors, LLC since 2024.

PricewaterhouseCoopers LLP, 1900 Sixteenth Street, Denver, Colorado 80202

T: (720) 931 7000, www.pwc.com/us

Privacore VPC Asset Backed Credit Fund
Other Information March 31, 2026 (Unaudited)

Proxy Voting

The Fund is required to file Form N-PX, with its complete proxy voting record for the twelve-month period ending on June 30, no later than August 31. The Fund’s Form N-PX filing and a description of the Fund’s proxy voting policies and procedures are available: (i) without charge, upon request, by calling the Fund at 888-982-2590 or (ii) by visiting the SEC’s website at www.sec.gov. The Fund does not have a Form N-PX as of the date of these financials, since the fund’s commencement date was January 2026.

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov or by calling the Fund at 888-982-2590.

The SAI for the Fund contains additional information about the Trustees and is available, without charge, upon request by calling 888-982-2590.

Privacore VPC Asset Backed Credit Fund
Fund Management March 31, 2026 (Unaudited)

INDEPENDENT TRUSTEES

Name, Year of Birth and Address	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex(1) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Sarah Dyer Year of Birth: 1968	Trustee	Indefinite/Since Inception	Corporate Partnerships Director and Adjunct Professor at the Colin Powell School at the City College of New York (2023 – Present); Co-Founder and Board Secretary 100 Women in Finance (non-profit organization for professionals in the finance industry) (2019 – 2020).	3	None
Brian Devaney Year of Birth: 1954	Trustee	Indefinite/Since Inception	Managing Director, Seaport Global Holdings LLC (brokerage firm) (2020 – Present); Executive Director, Natixis Securities Americas LLC (brokerage firm) (2013 – 2019).	3	None
Arthur Liao Year of Birth: 1972	Trustee	Indefinite/Since Inception	Managing Member, Daigo LLC (Business Consultation and Advisory Firm) (2023 – Present); Chief Operating Officer/Chief Financial Officer, Stride Capital Group, LP (alternative asset management firm) (2022 – 2023); Senior Managing Director, The Blackstone Group (alternative asset management Firm) (2016 – 2021).	3	None

Privacore VPC Asset Backed Credit Fund
Fund Management March 31, 2026 (Unaudited) (Continued)

INTERESTED TRUSTEES AND OFFICERS

Name, Year of Birth and Address(2)	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex(1) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
David Mehenny(1) Year of Birth: 1973	Initial Trustee	Indefinite/Since Inception	Executive Vice President, Privacore Capital, LLC (2023 – Present); Managing Director and Head of Product Strategy, CBC Group (Private Equity) (April 2023 – August 2023); Consultant/Entrepreneur (2020 – 2022); Managing Director, The Blackstone Group (alternative asset management firm) (2010 – 2020).	3	None
Jeff Schneider Year of Birth: 1974	Trustee	Indefinite/Since Inception	Senior Partner and Chief Operating Officer, Victory Park Capital Advisors, LLC (2010 – Present).	1	None
Kieran Murray Year of Birth: 1974	President and Principal Executive Officer	Indefinite/Since December 2025	Chief Operating Officer, Privacore Capital, LLC (2023 – Present); Investment Business Director, Janus Henderson Investors (investment management firm) (2019 – 2023).	N/A	N/A
Peter Sattelmair Year of Birth: 1977	Treasurer and Principal Financial Officer	Indefinite/Since Inception	Senior Director of PFO Services, PINE Advisor Solutions LLC (2021 – Present); Director of Fund Operations, Transamerica Asset Management (2014 – 2021).	N/A	N/A

Privacore VPC Asset Backed Credit Fund
Fund Management March 31, 2026 (Unaudited) (Continued)
Name, Year of Birth and Address(2)	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex(1) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Cory J. Gossard Year of Birth: 1972	Chief Compliance Officer	Indefinite/Since Inception	Managing Director, PINE Advisor Solutions LLC (2021 – Present); Chief Compliance Officer, Vident Investment Advisory (2020); Chief Compliance Officer, SS&C ALPS (2014 – 2020).	N/A	N/A
David Azvolinsky Year of Birth: 1991	Secretary	Indefinite/Since December 2025	Operations Manager, Privacore Capital, LLC (2023 – Present); Vice President, Fund Onboarding & Operations, The Bank of New York Mellon (2015 – 2023).	N/A	N/A

Privacore VPC Asset Backed Credit Fund
Board Considerations with Respect to the Approval of Investment Management Agreement and Sub-Advisory Agreement March 31, 2026 (Unaudited)

Approval of Investment Management Agreement and Sub-Advisory Agreement in Connection with Change of Control of Privacore Capital, LLC

The Adviser is a wholly owned subsidiary of Privacore Capital, LLC (“Privacore Capital”). Privacore Capital was a joint venture, 51% of which was owned by William Cashel and Brendan Boyle, and 49% of which was indirectly owned by Janus Henderson Group plc (“JHG”). In December 2025, Mr. Cashel announced that he would enter into a transaction to transfer his controlling block of interests in Privacore Capital to Mr. Boyle. The closing of such transfer occurred on January 20, 2026 and resulted in a technical change of control of Privacore Capital (the “Privacore Capital Transaction”). Accordingly, pursuant to the 1940 Act, the Fund’s then-existing investment management agreement and then-existing sub-advisory agreement (the “Original Advisory Agreements”) terminated upon the close of the Privacore Capital Transaction.

At a meeting held on December 18, 2025 (the “December Meeting”), the Board (each member, a “Trustee” and collectively, the “Trustees”), including the Trustees of the Fund that are not “interested persons,” as defined by Section 2(a)(19) of the 1940 Act (the “Independent Trustees”) voting separately, considered and unanimously approved a new investment management agreement (the “January Advisory Agreement”) between the Fund and the Adviser and a new sub-advisory agreement (the “January Sub-Advisory Agreement” and, together with the January Advisory Agreement, the “January Agreements”) between the Adviser, the Sub-Adviser (together with the Adviser, the “Advisers”) and the Fund.

In advance of the December Meeting, the Board (including the Independent Trustees) requested (in writing) detailed information from the Adviser and Sub-Adviser related to the Board’s consideration of the January Agreements, and received and reviewed written responses from the Adviser and Sub-Adviser, as well as supporting materials relating to that request for information (the “15(c) Materials”). The 15(c) Materials included a copy of the draft January Agreements, the Adviser’s and Sub-Adviser’s responses to the Board’s written requests, which included, among other things, comparative fee information, information regarding the Adviser’s and Sub-Adviser’s anticipated profitability, management and operations, and related exhibits, including any material changes to those capabilities under the January Agreements. At the December Meeting, the Board also had the opportunity to discuss the 15(c) Materials with management and to receive such additional information from management as the Board believed reasonably necessary to evaluate the terms of the January Agreements. The Board also received and reviewed a memorandum from counsel to the Independent Trustees (“Independent Trustee Counsel”) regarding their duties in considering the approval of the January Agreements, which Independent Trustee Counsel reviewed separately with the Independent Trustees in executive session outside the presence of management.

The Board considered the following factors, among others, in considering the approval of the January Agreements: (i) the investment experience of the Sub-Adviser and the Advisers’ experience as investment advisers, (ii) the nature, extent and quality of the services to be provided by the Advisers to the Fund, (iii) the experience and qualifications of the personnel that will provide such services, (iv) the costs of the services provided and the anticipated profits to be realized by the Advisers from their relationship with the Fund, (v) the extent to which economies of scale could be realized by the Fund as it grows, and (vi) whether the Fund’s fee levels reflect the economies of scale to the benefit of the Fund’s shareholders. In particular, the Board considered the following, with each Trustee placing such weight on the various factors as he or she deemed appropriate, and with no one factor deemed to be controlling:

Investment Performance, Fees and Expenses

The Board considered that, in approving the’ Original Advisory Agreements, the Board previously had considered the Adviser’s and Sub-Adviser’s personnel, history and experience investing in asset classes similar to those in which the Fund invests, the Adviser’s ability to support the growth of the Fund, the Adviser and Sub-Adviser’s capabilities and the financial strength. The Board noted Mr. Cashel’s departure and sale of his interests in Privacore Capital did not cause any material change in those abilities.

The Board also considered that, in approving the ’Original Advisory Agreements, the Board had compared the fees to be paid by the Fund to the management and other fees paid by funds in the relative peer group determined by an independent third-party firm that provides data services, and that the Board determined that the fees proposed to be charged were reasonable. The Board then considered that the management and the other fees to be paid by the Fund under the January Agreements were identical to those paid by the Fund under the Original Advisory Agreements.

Privacore VPC Asset Backed Credit Fund
Board Considerations with Respect to the Approval of Investment Management Agreement and Sub-Advisory Agreement March 31, 2026 (Unaudited) (Continued)

Based on the foregoing information, and such additional factors as each Trustee may have viewed as probative, the Board, including the Independent Trustees, determined that the fees proposed to be charged were reasonable given the nature of the Fund’s investment strategy, the capabilities of the Advisers, and the Fund’s anticipated complexity.

Nature, Extent and Quality of Services

As to the nature, extent and quality of the services to be provided by the Advisers to the Fund, the Board considered that under the terms of the January Agreements were materially the same as those of the Original Advisory Agreements, the Advisers would, subject to the supervision of the Board, supervise and manage the investment and reinvestment of the Fund’s assets in accordance with the Fund’s investment policies and procedures, monitor the investment activities and portfolio holdings relating to the Fund, and perform other related functions in connection with managing the Fund’s operations. The Board noted that it previously considered information relating to the Sub-Adviser’s experience managing strategies similar to those of the Fund, and that it previously reviewed the experience of certain personnel the Advisers indicated would perform work on behalf of the Fund. The Board noted the Adviser’s assertion that, under the January Agreements, there would not be any material changes to the suite of services provided by the Advisers to the Fund, including that the personnel of the Advisers who perform work on behalf of the Fund would remain unchanged. The Board also considered the Adviser’s attestation that the sale by Mr. Cashel of his interests in Privacore Capital would not implicate the nature, level or quality of services provided by the Advisers and would not otherwise implicate the control and management of the Sub-Adviser.

Based on the foregoing information, and such additional factors as each Trustee may have viewed as probative, the Board, including the Independent Trustees, concluded that the Advisers were capable of providing quality services to the Fund.

Costs of the Services Provided and Profitability and Other Benefits

As to the cost of the services to be provided and to the anticipated profits to be realized by the Advisers, the Board noted that it previously reviewed the Advisers’ estimates of profitability and their financial condition. The Board noted the stability of their financial conditions in connection with the Original Advisory Agreements. The Board also considered the Adviser’s representation that the change in control as a result of Mr. Cashel’s departure would not cause any material change to those estimates or the Advisers’ financial condition.

The Board considered the fees to be paid to the Sub-Adviser under the January Sub-Advisory Agreement, noting that they were the same fees paid under the Original Sub-Advisory Agreement, which the Board had previously determined to be reasonable as compared to the fees charged to the Sub-Adviser’s other clients. Based on the foregoing information, and such additional factors as each Trustee may have viewed as probative, the Board, including the Independent Trustees, determined that the January Agreements were within a reasonable range of anticipated profitability to the Advisers and the financial condition of the Advisers was adequate.

The Board, having requested such information from the Advisers as it believed reasonably necessary to evaluate the terms of the January Agreements, and having determined that the information provided by the Advisers was sufficiently responsive to their requests to permit consideration of the January Agreements, and the Independent Trustees having been advised by Independent Trustee Counsel throughout the process and having met separately in executive session with Independent Trustee Counsel, determined, in the exercise of its business judgment, that approval of the January Agreements for a two-year term was in the best interests of the Fund and its shareholders.

Approval of Investment Management Agreement and Sub-Advisory Agreement in Connection with Change of Control of JHG

As noted above, the Adviser is a wholly owned subsidiary of “Privacore Capital”. Following the Privacore Capital Transaction, 51% of Privacore Capital was owned by Brendan Boyle, and 49% was indirectly owned by “”JHG. On December 21, 2025, JHG entered into an Agreement and Plan of Merger pursuant to which JHG will be acquired by funds associated with Trian Fund Management, L.P. and funds associated with General Catalyst Group Management, LLC, which will result in a change of control of JHG (the “JHG Transaction”). Accordingly, pursuant to the 1940 Act, the ’January Agreements “”will automatically terminate upon the close of the JHG Transaction.

Privacore VPC Asset Backed Credit Fund
Board Considerations with Respect to the Approval of Investment Management Agreement and Sub-Advisory Agreement March 31, 2026 (Unaudited) (Continued)

At a meeting held on March 18, 2026 (the “March Meeting”), the Board“”“”, including the “”“Independent Trustees” voting separately, considered and unanimously approved the new investment management agreement (the “New Advisory Agreement”) between the Fund and the Adviser and the new sub-advisory agreement (the “New Sub-Advisory Agreement,” and, together with the New Advisory Agreement, the “New Agreements”) between the Advisers“” and the Fund.

In advance of the March Meeting, the Board (including the Independent Trustees) requested (in writing) detailed information from the Adviser and Sub-Adviser related to the Board’s consideration of the New Agreements, and received and reviewed written responses from the Adviser and Sub-Adviser, as well as supporting materials relating to that request for information“”. The 15(c) Materials included a copy of the draft New Agreements, the Adviser’s and Sub-Adviser’s responses to the Board’s written requests, which included, among other things, comparative fee information, information regarding the Adviser’s and Sub-Adviser’s anticipated profitability, management and operations, and related exhibits, including any material changes to those capabilities under the New Agreements. At the March Meeting, the Board also had the opportunity to discuss the 15(c) Materials with management and to receive such additional information from management as the Board believed reasonably necessary to evaluate the terms of the New Agreements. The Board also received and reviewed a memorandum from “Independent Trustee Counsel” regarding their duties in considering the approval of the New Agreements, which Independent Trustee Counsel reviewed separately with the Independent Trustees in executive session outside the presence of management.

The Board considered the following factors, among others, in considering the approval of the New Agreements: (i) the investment experience of the Sub-Adviser and the Advisers’ experience as investment advisers, (ii) the nature, extent and quality of the services to be provided by the Advisers to the Fund, (iii) the experience and qualifications of the personnel that will provide such services, (iv) the costs of the services provided and the anticipated profits to be realized by the Advisers from their relationship with the Fund, (v) the extent to which economies of scale could be realized by the Fund as it grows, and (vi) whether the Fund’s fee levels reflect the economies of scale to the benefit of the Fund’s shareholders. In particular, the Board considered the following, with each Trustee placing such weight on the various factors as he or she deemed appropriate, and with no one factor deemed to be controlling:

Investment Performance, Fees and Expenses

The Board considered that, in approving the January’ Agreements, the Board previously had considered the Adviser’s and Sub-Adviser’s personnel, history and experience investing in asset classes similar to those in which the Fund invests, the Adviser’s ability to support the growth of the Fund, the Adviser and Sub-Adviser’s capabilities and the financial strength. The Board noted that the JHG Transaction in which JHG will be acquired by Trian and GCG would not cause any material change in those abilities.

The Board also considered that, in approving the ’Original Advisory Agreements, the Board had compared the fees to be paid by the Fund to the management and other fees paid by funds in the relative peer group determined by an independent third-party firm that provides data services, and that the Board determined that the fees proposed to be charged were reasonable. The Board also noted that the Adviser had agreed, for the 12-month period beginning on the commencement of operations of the Fund, to reduce the annual rate of its Management Fee from 0.75% to 0.25%.

Based on the foregoing information, and such additional factors as each Trustee may have viewed as probative, the Board, including the Independent Trustees, determined that the fees proposed to be charged were reasonable given the nature of the Fund’s investment strategy, the capabilities of the Advisers, and the Fund’s anticipated complexity.

Nature, Extent and Quality of Services

As to the nature, extent and quality of the services to be provided by the Advisers to the Fund, the Board considered that under the terms of the New Agreements were materially the same as those of the January Agreements, the Advisers would, subject to the supervision of the Board, supervise and manage the investment and reinvestment of the Fund’s assets in accordance with the Fund’s investment policies and procedures, monitor the investment activities and portfolio holdings relating to the Fund, and perform other related functions in connection with managing the Fund’s operations. The Board noted that it previously considered information relating to the Sub-Adviser’s experience managing strategies similar to those of the Fund, and that it previously reviewed the experience of certain personnel the Advisers indicated

Privacore VPC Asset Backed Credit Fund
Board Considerations with Respect to the Approval of Investment Management Agreement and Sub-Advisory Agreement March 31, 2026 (Unaudited) (Continued)

would perform work on behalf of the Fund. The Board noted the Adviser’s assertion that, under the New Agreements, there would not be any material changes to the suite of services provided by the Advisers to the Fund, including that the personnel of the Advisers who perform work on behalf of the Fund would remain unchanged. The Board also considered the Adviser’s attestation that the JHG Transaction would not implicate the nature, level or quality of services provided by the Advisers and would not otherwise implicate the control and management of the Sub-Adviser.

Based on the foregoing information, and such additional factors as each Trustee may have viewed as probative, the Board, including the Independent Trustees, concluded that the Advisers were capable of providing quality services to the Fund.

Costs of the Services Provided and Profitability and Other Benefits

As to the cost of the services to be provided and to the anticipated profits to be realized by the Advisers, the Board noted that it previously reviewed the Advisers’ estimates of profitability and their financial condition. The Board noted the stability of their financial conditions in connection with the January Agreements. The Board also considered the Adviser’s representation that the JHG Transaction would not cause any material change to those estimates or the Advisers’ financial condition.

The Board considered the fees to be paid to the Sub-Adviser under the New Sub-Advisory Agreement, noting that they were the same fees paid under the January Sub-Advisory Agreement, which the Board had previously determined to be reasonable as compared to the fees charged to the Sub-Adviser’s other clients. Based on the foregoing information, and such additional factors as each Trustee may have viewed as probative, the Board, including the Independent Trustees, determined that the New Agreements were within a reasonable range of anticipated profitability to the Advisers and the financial condition of the Advisers was adequate.

The Board, having requested such information from the Advisers as it believed reasonably necessary to evaluate the terms of the New Agreements, and having determined that the information provided by the Advisers was sufficiently responsive to their requests to permit consideration of the New Agreements, and the Independent Trustees having been advised by Independent Trustee Counsel throughout the process and having met separately in executive session with Independent Trustee Counsel, determined, in the exercise of its business judgment, that approval of the New Agreements for an initial two-year term was in the best interests of the Fund and its shareholders.

Privacore VPC Asset Backed Credit Fund
Notice of Privacy Policy March 31, 2026 (Unaudited)

Privacore VPC Asset Backed Credit Fund (“we,” “us,” or the “Fund”) respects your right to privacy. We are committed to maintaining the confidentiality and integrity of nonpublic personal information. We want our investors and prospective investors to understand what information we collect and how we use it. “Nonpublic personal information” is defined as personally identifiable information about you. We do not sell your personal information, and we do not disclose it to anyone except as permitted or required by law or as described in this notice.

Confidentiality & Security

We take our responsibility to protect the privacy and confidentiality of investors’ and prospective investors’ information very seriously. We maintain appropriate physical, electronic, and procedural safeguards to guard nonpublic personal information. Our network is protected by firewall barriers, encryption techniques, and authentication procedures, among other safeguards, to maintain the security of your information. We provide this Privacy Notice to investors at the start of new relationships and annually after that. We continue to adhere to the practices described herein after investors’ accounts close. Furthermore, vendors with access to nonpublic personal information undergo an annual due diligence verification process to ensure their informational safeguards adhere to our strict standards.

Why We Collect Your Information

Privacore VPC Asset Backed Credit Fund gathers information about our investors and their accounts to (1) know investors’ identities and thereby prevent unauthorized access to confidential information; (2) design and improve the products and services we offer to investors; and (3) comply with the laws and regulations that govern us.

How We Protect Your Information

To fulfill our privacy commitment for prospective, current, and former investors, Privacore VPC Asset Backed Credit Fund has safeguards in place to protect nonpublic personal information. Safeguards include, but are not limited to:

•  Policies and procedures to protect your nonpublic information and comply with federal and state regulations; and

•  Contractual agreements with third-party service providers to protect your nonpublic personal information.

Information We Collect

Privacore VPC Asset Backed Credit Fund is required by industry guidelines to obtain personal information about you in providing investment management services to you. We use this information to manage your account, direct your financial transactions, and provide you with valuable information about the assets we manage for you. We gather information from documents you provide to us, forms that you complete, and personal interviews. This information may include:

•  Your name, address, and social security number;

•  Proprietary information regarding your beneficiaries;

•  Information regarding your earned wages and other sources of income;

•  The composition and value of your managed portfolio;

•  Historical information we receive and maintain relating to transactions made on your behalf by Privacore VPC Asset Backed Credit Fund, your custodian, or others;

•  Information we receive from your institutional financial adviser, sub-adviser, or other financial institutions with whom Privacore VPC Asset Backed Credit Fund has a relationship and/or with whom you may be authorized us to gather and maintain such information.

Privacore VPC Asset Backed Credit Fund
Notice of Privacy Policy March 31, 2026 (Unaudited) (Continued)

Sharing Information With Non-Affiliated Third Parties

•  We only disclose nonpublic investor information to non-affiliated third parties (e.g. investor’s custodian or broker) without prior investor consent when we believe it necessary to conduct our business or as required or permitted by law such as:

•  If you request or authorize the disclosure of the information;

•  To provide investor account services or account maintenance;

•  To respond to regulatory authorities, a subpoena or court order, judicial process, or law enforcement;

•  To perform services for the Fund, or on its behalf, to maintain business operations and services;

•  To help us to prevent fraud;

•  With attorneys, accountants, and auditors of the Fund;

•  To comply with federal, state, or local laws, rules, and other applicable legal requirements.

•  We do not sell your information and do not make any disclosure of investor nonpublic personal information to other companies who may want to sell their products or services to you.

Opt-Out Notice

If, at any time in the future, it is necessary to disclose any investor personal information in a way that is inconsistent with this notice, Privacore VPC Asset Backed Credit Fund will provide you with proper advanced notice of the proposed disclosure so that you will have the opportunity to either opt-in or opt-out of such disclosure, as required by applicable law.

If you have any questions about this Privacy Notice, please contact the Privacore VPC Asset Backed Credit Fund at 888-982-2590.

Adviser
Privacore Capital Advisors, LLC
1411 Broadway
New York, NY 10018

Sub-Adviser
Victory Park Capital Advisors, LLC
150 North Riverside Plaza, Suite 5200
Chicago, IL 60606

Custodian Bank
U.S. Bank National Association
5065 Wooster Rd
Cincinnati, OH 45226

Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
1900 Sixteenth Street, Suite 1600
Denver, CO 80202

Transfer Agent/Administrator
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

Distributor
Janus Henderson Distributors US LLC
151 Detroit Street
Denver, CO 80206-4923

Fund Counsel
Kirkland & Ellis LLP
601 Lexington Avenue
New York, NY 10022

(b)       Not applicable.

Item 2. Code of Ethics.

(a)       The Registrant has, as of the end of the period covered by the Report, adopted a code of ethics that applies to the Registrant’s Principal Executive Officer and Principal Financial Officer (the “Code of Ethics”).

(b)       Not applicable.

(c)       During the period covered by this Report, the Registrant has not made any substantive amendments to its Code of Ethics that relates to any element of the code of ethics definition enumerated in paragraph (b) of Item 2 of Form N-CSR.

(d)       The Registrant has not granted any waivers from any provisions of the Code of Ethics during the period covered by this Report.

(e)       Not applicable.

(f)        A copy of the Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

(a)(1)  The Registrant’s board of trustees (the “Board”) has determined that there is at least one “audit committee financial expert” (as such term is defined in paragraph (b) of Item 3 of Form N-CSR) serving on its audit committee of the Board (the “Audit Committee”).

(2)       Arthur Liao is the “audit committee financial expert” and is considered to be “independent” pursuant to paragraph (a)(2) of Item 3 of Form N-CSR.

(3)       Not applicable.

Item 4. Principal Accountant Fees and Services.

PricewaterhouseCoopers LLP serves as independent registered public accounting firm to the Registrant. The Fund was formed on April 8, 2025.

(a) - (d)  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and all other fees by the principal accountant. “Audit fees” includes amounts related to an audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related fees” covers the assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s annual financial statements and are not covered under “audit fees,” including review of the Fund’s prospectus. “Tax fees” covers the professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning, including review of the Fund’s tax returns, asset diversification and income testing, excise taxes, and fiscal year end income calculations. “All other fees” covers the aggregate fees for products and services provided by the principal accountant, other than the services reported in the foregoing three categories.

Fees for the fiscal period ended March 31, 2026
(a) Audit Fees	$134,800
(b) Audit-Related Fees	$0
(c) Tax Fees	$46,748
(d) All Other Fees	$0

(e)(1)  During its regularly scheduled periodic meetings, the Audit Committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the Registrant. The Audit Committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any such pre-approved fees are presented to the Audit Committee at its next regularly scheduled meeting.

(2)       There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)        Not applicable.

(g)       The following table indicates the aggregate non-audit fees billed or expected to be billed by PricewaterhouseCoopers, LLP for services to the Registrant and to the Registrant’s investment adviser, Privacore Capital Advisors, LLC (the “Adviser”) and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Registrant for the last two fiscal years of the Registrant:

Non-Audit Related Fees	Fees for the fiscal period ended March 31, 2026
Registrant	$46,748
Registrant’s Investment Adviser	$0

(h)       The Audit Committee has considered whether the provision of any non-audit services that were rendered to the Adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining PricewaterhouseCoopers, LLP’s independence.

(i)        Not applicable.

(j)        Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable. The Fund is not a listed issuer (as defined in Rule 10A-3 under the Securities Exchange Act of 1934, as amended).

Item 6. Investments.

(a)       The Fund’s Schedule of Investments as of March 31, 2026 is included as part of the Report filed under Item 1(a) of this Form N-CSR.

(b)       Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Investment Companies.

Not applicable.

Item 8. Changes in and Disagreements with Accountants for Open-End Investment Companies.

Not applicable.

Item 9. Proxy Disclosure for Open-End Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Investment Companies.

Not applicable.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

The statement regarding the basis for approval of any of the Fund’s investment advisory contracts is included as part of the Report filed under Item 1(a) of this Form N-CSR.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

PROXY VOTING POLICIES AND PROCEDURES

Privacore VPC Asset Backed Credit Fund (the “Fund”) has adopted the following Proxy Voting Policy and Procedures (the “Fund’s Policy”), as set forth below, in recognition of the fact that proxy voting is an important component of investment management and must be performed in a dutiful and purposeful fashion in order to advance the best interests of the Fund’s shareholders.

Shareholders of the Fund expect the Fund to vote proxies received from issuers whose voting securities are held by the Fund. The Fund exercises its voting responsibilities as a fiduciary, with the goal of maximizing the value of the Fund and its shareholder’s investments. Victory Park Capital Advisors, LLC (the “Sub-Adviser”) will seek to ensure that proxies are voted in the best interests of the Fund and its shareholders except where the Fund may be required by law to vote proxies in the same proportion as the vote of all other shareholders (i.e., “echo vote”).

Delegation of Proxy Voting to the Sub-Adviser

The Sub-Adviser shall vote all proxies relating to securities held by the Fund and, in that connection subject to any further policies and procedures contained herein, shall use proxy voting policies and procedures (“Proxy Policy”) adopted by the Sub-Adviser in conformance with Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (“Advisers Act”).

Disclosure of Proxy Voting Policy and Procedure in the Fund’s Statement of Additional Information (“SAI”) and Annual Report to Shareholders

The Fund shall include in the annual report to shareholders on Form N-CSR filed with the Securities and Exchange Commission (“SEC”) a summary of the Sub-Adviser’s Proxy Policy. In lieu of including a summary of policy, the Fund may include the policy in full.

Material Conflicts of Interest

Where a proxy proposal raises a material conflict between the interests of Victory Park Capital Advisors, LLC, any affiliated person(s) of Victory Park Capital Advisors, LLC, the Adviser, the Distributor or any affiliated person of the Distributor, or any affiliated person of the Fund and the Fund’s or its shareholder’s interests, Victory Park Capital Advisors, LLC will resolve the conflict by voting in accordance with the policy guidelines outlined in the Sub-Adviser’s policy or at the Fund’s directive using the recommendation of an independent third party. If the third party’s recommendations are not received in a timely fashion, Victory Park Capital Advisors, LLC will abstain from voting.

Sub-Adviser and Fund CCO Responsibilities

The Fund has delegated proxy voting authority with respect to the Fund’s portfolio securities to the Sub-Adviser, as set forth above. Consistent with this delegation, the Sub-Adviser is responsible for the following:

•        Implementing written policies and procedures, in compliance with Rule 206(4)-6 under the Advisers Act, reasonably designed to ensure that the Sub-Adviser votes portfolio securities in the best interest of shareholders of the Fund owning the portfolio securities voted.

•        Providing a summary, to the Board and to the Fund’s CCO, of the material changes to a proxy policy during the period covered by the Fund CCO’s annual compliance report and a redlined copy of such Proxy Policy as applicable.

•        The Sub-Adviser CCO shall review each applicable Proxy Policy at least annually to ensure compliance with Rule 206(4)-6 under the Advisers Act and appear reasonably designed to ensure that the Sub-Adviser votes portfolio securities in the best interest of shareholders of the Fund which owns the portfolio securities voted, as applicable.

On a quarterly basis, the Funds’ CCO shall request confirmation from the Adviser and Sub-Advisers that any proxy votes for the Fund was handled in compliance with the Proxy Policy.

Review Responsibilities

The Sub-Adviser may retain a third-party proxy-voting service to coordinate, collect, and maintain all proxy-related information.

If the Sub-Adviser retains a third-party proxy-voting service, the Sub-Adviser will inquire with the service provider to confirm, at least annually, that any proxy votes for the Fund were voted in compliance with the Proxy Policy.

Preparation and Filing of Proxy Voting Record on Form N-PX

The Fund will file its complete proxy voting record with the SEC on Form N-PX annually by August 31 of each year. The Fund’s Administrator will be responsible for the oversight and completion of the filing of Form N-PX with the SEC. The Fund’s Administrator will file Form N-PX for each twelve-month period ending June 30, and the filing for each year will be made with the SEC on or before August 31 of that year.

The Fund shall make available to shareholders, on its website and upon request, the record of how the Fund voted proxies relating to portfolio securities held by the Fund.

Recordkeeping

Documentation of all votes for the Fund will be maintained by the Sub-Adviser or through a third-party proxy voting service at the direction of the Adviser/Sub-Adviser.

Adopted: June 11, 2025

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)  Identification of the Portfolio Managers and Description of Role of the Portfolio Managers

The key personnel of Victory Park Capital Advisors, LLC (the “Sub-Adviser”) who are primarily responsible for the day-to-day management of the Fund (the “Portfolio Managers”) are Richard Levy, Brendan Carroll, Tom Welch, and Kinan Hayani, who have all served as the Fund’s Portfolio Managers since it commenced operations as a registered investment company. The Fund’s primary Portfolio Managers, along with other members of the Sub-Adviser’s team, serve on the Investment Committee of the Sub-Adviser responsible for overseeing the Fund, which formulates the investment guidelines for the Fund and approves all investment related decisions. The current members of the Investment Committee have an average of 25+ years of investing and operating experience, across multiple investment cycles, and have worked together for an average of 10+ years. Currently, the Investment Committee has eleven individuals, inclusive of the four portfolio managers. The membership of the Investment Committee may change from time to time.

Richard Levy: Richard Levy is the Chief Executive Officer and Chief Investment Officer of Victory Park Capital Advisors, LLC, which he founded in 2007. Prior to his role at Victory Park Capital Advisors, LLC, Mr. Levy served as head of the Small Cap Structured Products Group and co-head of the Solutions Group at Magnetar Capital. He also co-founded and served as managing partner at Crestview Capital Partners. Mr. Levy received a B.A. in political science from The Ohio State University, an MBA from the Illinois Institute of Technology’s Stuart School of Business, and a J.D. from Chicago-Kent College of Law.

Brendan Carroll: Brendan Carroll is a Senior Partner at Victory Park Capital Advisors, LLC, which he co-founded in 2007. Previously, as a member of the Solutions Group at Magnetar Capital, Mr. Carroll specialized in direct financings to lower middle market companies. He has held various investment banking positions at William Blair and Robertson Stephens, specializing in corporate finance and mergers and acquisitions. Mr. Carroll has also worked in various capacities for former U.S. Senator Joseph Lieberman (I- CT). Mr. Carroll received a B.A. with honors in government from Georgetown University and an MBA from Harvard Business School.

Tom Welch: Tom Welch joined Victory Park Capital Advisors, LLC in 2009 and is a Partner. Previously, Mr. Welch served as a credit underwriter in the Cash-Flow Lending Group for CapitalSource, concentrating his investment efforts in the industries of industrials, consumer products, and business services. He also worked in the Global Multi-Industries Investment Banking Group at Merrill Lynch, focusing on mergers and acquisitions, leveraged finance, and growth capital transactions. Mr. Welch received a B.S. in finance with honors from the University of Illinois.

Kinan Hayani: Kinan Hayani joined Victory Park Capital Advisors, LLC in 2015 and is a Partner. Previously, Mr. Hayani was an investment banking analyst at Greenhill & Co. in Chicago, where he focused on mergers and acquisitions. Mr. Hayani graduated with the highest honors from the University of Illinois, where he received a BBA in finance.

(2)       Other Accounts Managed by the Portfolio Managers

The Portfolio Managers also manage other registered investment companies, other pooled investment vehicles and other accounts, as indicated below. The following table lists the number and types of accounts, other than the Registrant, managed by the Portfolio Managers and assets under management in those accounts, as of March 31, 2026.

Type of Account	Number of Accounts Managed	Total Assets Managed ($mm)(1)	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based ($mm)(1)
Richard Levy
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	42	$3,647.7	33	$3,353.2
Other Accounts	9	$294.5	0	$0
Brendan Carroll
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	42	$3,647.7	33	$3,353.2
Other Accounts	9	$294.5	0	$0
Tom Welch
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	42	$3,647.7	33	$3,353.2
Other Accounts	9	$294.5	0	$0
Kinan Hayani
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	42	$3,647.7	33	$3,353.2
Other Accounts	9	$294.5	0	$0

(1)             AUM are estimates as of 3/31.

(3)       Compensation of the Portfolio Managers as of March 31, 2026

A competitive base salary and a performance-based bonus structure are in place for all Portfolio Managers. Portfolio Managers are paid a competitive base salary and discretionary bonus based on, amongst other factors, their fiduciary investment responsibilities, performance of the individual, and the general performance of the Sub-Adviser. The discretionary bonus structure gives the Sub-Adviser the ability to remain competitive under current market conditions affecting compensation across the industry.

(4)       Beneficial Ownership of Securities as of March 31, 2026:

Portfolio Manager	Dollar Range of Equity Securities of the Registrant Beneficially Owned
Richard Levy	None
Brendan Carroll	None
Tom Welch	None
Kinan Hayani	None

(b)       Not applicable.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Board during the period covered by this Form N-CSR.

Item 16. Controls and Procedures.

(a)       The Fund’s Principal Executive Officer and Principal Financial Officer have reviewed the Fund’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this Report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this Report is appropriately recorded, processed, summarized and reported and made known to them by others within the Fund and by the Fund’s service provider.

(b)       There were no changes in the Fund’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this Report that have materially affected, or are reasonably likely to materially affect, the Fund’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

The Fund did not engage in securities lending activities during the fiscal period reported on this Form N-CSR.

Item 18. Recovery of Erroneously Awarded Compensation.

Not applicable.

Item 19. Exhibits.

(a)(1)  The Code of Ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is filed herewith.

(2)  Not applicable.

(3)  Separate certifications for the Fund’s Principal Executive Officer and Principal Financial Officer as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)), are filed herewith.

(4)  Not applicable.

(5)  Not applicable.

(b)       Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)) and Section 906 of the Sarbanes-Oxley Act of 2002, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Fund has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Privacore VPC Asset Backed Credit Fund
By:	/s/ Kieran Murray
Kieran Murray
President and Principal Executive Officer
Date:	6/8/2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Fund and in the capacities and on the dates indicated.

By:	/s/ Kieran Murray
Kieran Murray
President and Principal Executive Officer
Date:	6/8/2026
By:	/s/ Peter Sattelmair
Peter Sattelmair
Treasurer and Principal Financial Officer
Date:	6/8/2026